Exhibit 99.1

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350


In connection with the Form 10-QSB (the "Report") of SurgiLight, Inc. (the "Company") for the period ending March 31, 2003, I, Colette Cozean, CEO of the Company, certify that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, except as noted in Item 3 Control and Procedures, the financial condition and results of operations of the Company.


                                            /s/  Colette Cozean, Ph.D.
                                            -----------------------------------
                                                 Colette Cozean, Ph.D
                                                 CEO


Dated:   May 28, 2003